UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500 Nashville, Tennessee 37215
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Surgery Partners, Inc. (the "Company") is filing this Current Report on Form 8-K/A (this "Amendment Filing") to correct a typographical error in a press release (the "Original Earnings Release") furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2016.
Item 2.02 Results of Operations and Financial Condition.
On August 9, 2016, the Company issued the Original Earnings Release announcing its financial and operational results for the three and six months ended June 30, 2016. Subsequently, the Company issued a corrected press release (the "Corrected Press Release") correcting a typographical error in the calculation of Adjusted Net Income in the Original Earnings Release. A copy of the Corrected Press Release is furnished as Exhibit 99.1 to this Amendment Filing on Form 8-K/A.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Surgery Partners is making reference to non-GAAP financial information in the press release. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Revised press release dated August 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Teresa F. Sparks Teresa F. Sparks Executive Vice President and Chief Financial Officer
Date: August 10, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised press release dated August 10, 2016.